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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                December 18, 2000
                -----------------------------------------------
                                (Date of Report)

                               Claimsnet.com inc.
      ---------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                   001-14665               75-2649230
  (State or other jurisdiction       (Commission              (IRS Employer
         of incorporation)            File Number)           Identification No.)


          12801 N. Central Expressway, Suite 1515, Dallas, Texas 75243
         -------------------------------------------------------------
                    (Address of principal executive offices)


                                 (972) 458-1701
          -----------------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

         During the month of December 2000, Claimsnet.com inc. received cash payments in excess of $1.2 million pursuant to preexisting contractual licensing and support arrangements.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2000

                                     CLAIMSNET.COM INC.

                                     By: /s/ Bo W. Lycke
                                        ---------------------------------------
                                         Bo W. Lycke
                                         Chairman of the Board of Directors,
                                         President, and Chief Executive Officer